UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

 SCHEDULE 14A
(Rule 14a-101)

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No.    )

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☐	Soliciting Material Pursuant to §240.14a-12

GNC HOLDINGS, INC.
(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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 Voting Instructions  0000417063_4 R1.0.1.18

 See the reverse side of this notice to obtain proxy materials and voting instructions.  You are receiving this communication because you hold shares in the above named company.This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).We encourage you to access and review all of the important information contained in the proxy materials before voting.      *** Exercise Your Right to Vote ***  0000417063_1 R1.0.1.18  GNC HOLDINGS, INC.  Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on May 21, 2019  Meeting InformationMeeting Type: Annual MeetingFor holders as of: March 25, 2019Date: May 21, 2019 Time: 8:00 AM EDTLocation: Omni William Penn Hotel530 William Penn Place Pittsburgh, PA 15219

 How To Vote  Please Choose One of the Following Voting MethodsVote In Person: If you choose to vote these shares in person at the meeting, you must request a "legal proxy." To do so, please follow the instructions at www.proxyvote.com or request a paper copy of the materials, which will contain the appropriate instructions. Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance.  Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box  available and follow the instructions.Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a voting instruction form.      Before You Vote            How to Access the Proxy MaterialsProxy Materials Available to VIEW or RECEIVE:  (located on the  following page) and visit: www.proxyvote.com.How to Request and Receive a PAPER or E-MAIL Copy:If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:1) BY INTERNET: www.proxyvote.com 2) BY TELEPHONE: 1-800-579-16393) BY E-MAIL*: sendmaterial@proxyvote.com  * If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked  by the arrow  (located on the following page) in the subject line.  Have the information that is printed in the box marked by the arrow         marked by the arrow           0000417063_2 R1.0.1.18  1. Notice & Proxy Statement 2. Form 10-KHow to View Online:  Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before May 07, 2019 to facilitate timely delivery.

 Voting items  0000417063_3 R1.0.1.18  The Board of Directors recommends that you vote FOR the following:1. Election of DirectorsNominees  01 Alan D. Feldman  02 Michael F. Hines  03 Amy B. Lane  04 Philip E. Mallott  05 Kenneth A. Martindale  06 Robert F. Moran  07 Hsing Chow  08 Yong Kai Wong  09 Michele S. Meyer      The Board of Directors recommends you vote FOR the following proposal(s):The adoption, by non-binding vote, of the advisory resolution to approve the compensation paid to the Company's named executive officers in 2018, as disclosed in the proxy materials.The ratification of the appointment of PricewaterhouseCoopers LLP as the independent registered public accounting firm for the Company's 2019 fiscal year.NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

 Voting Instructions  0000417063_4 R1.0.1.18